Exhibit 99.3



                    THE COCA-COLA COMPANY AND SUBSIDIARIES

                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                  (UNAUDITED)
                        (In millions except share data)

                                    ASSETS


                                             September 30,
                                                 1993      December 31,
                                              (Restated)      1992
                                             ------------  -----------
Current
 Cash and cash equivalents                     $   1,040   $     956
 Marketable securities, at cost                      149         107
                                               ----------- -----------
                                                   1,189       1,063
 Trade accounts receivable, less
  allowances of $38 at September 30
  and $33 at December 31                           1,151       1,055
 Finance subsidiary receivables                       46          31
 Inventories                                       1,078       1,019
 Prepaid expenses and other assets                   988       1,080
                                               ----------- -----------
Total Current Assets                               4,452       4,248
                                               ----------- -----------

Investments and Other Assets
 Investments
  Coca-Cola Enterprises Inc.                         497         518
  Coca-Cola Amatil Limited                           539         548
  Other, principally bottling companies            1,170       1,097
 Finance subsidiary receivables                      200          95
 Marketable securities and other assets              657         637
                                               ----------- -----------
                                                   3,063       2,895
                                               ----------- -----------

Property, Plant and Equipment
 Land                                                218         203
 Buildings and improvements                        1,573       1,529
 Machinery and equipment                           3,389       3,137
 Containers                                          371         374
                                               ----------- -----------
                                                   5,551       5,243

  Less allowances for depreciation                 1,840       1,717
                                               ----------- -----------
                                                   3,711       3,526
                                               ----------- -----------

Goodwill and Other Intangible Assets                 439         383
                                               ----------- -----------

                                               $  11,665   $  11,052
                                               =========== ===========

                                         14

                    THE COCA-COLA COMPANY AND SUBSIDIARIES

                     LIABILITIES AND SHARE-OWNERS' EQUITY



                                             September 30,
                                                 1993       December 31,
                                              (Restated)       1992
                                             -------------  ------------
Current
 Accounts payable and accrued expenses         $   2,138   $   2,253
 Loans and notes payable                           1,387       1,967
 Finance subsidiary notes payable                    233         105
 Current maturities of long-term debt                 12          15
 Accrued taxes                                     1,160         963
                                               ----------- -----------
Total Current Liabilities                          4,930       5,303
                                               ----------- -----------

Long-Term Debt                                     1,479       1,120
                                               ----------- -----------

Other Liabilities                                    712         659
                                               ----------- -----------

Deferred Income Taxes                                 62          82
                                               ----------- -----------

Share-Owners' Equity
 Common stock, $.25 par value -
  Authorized: 2,800,000,000 shares;
  Issued: 1,702,309,902 shares at September
  30; 1,696,202,840 shares at December 31            426         424
 Capital surplus                                   1,050         871
 Reinvested earnings                               9,211       8,165
 Unearned compensation related to
  outstanding restricted stock                       (85)       (100)
 Foreign currency translation adjustment            (357)       (271)
                                               ----------- -----------
                                                  10,245       9,089

 Less treasury stock, at cost
  (403,274,643 common shares at September
  30; 389,431,622 common shares at
  December 31)                                     5,763       5,201
                                               ----------- -----------
                                                   4,482       3,888
                                               ----------- -----------

                                               $  11,665   $  11,052
                                               =========== ===========

See Note to Condensed Consolidated Financial Statements.

                                         15

                    THE COCA-COLA COMPANY AND SUBSIDIARIES

                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (UNAUDITED)
                      (In millions except per share data)

                                Three Months               Nine Months
                            Ended September 30,         Ended September 30,
                          ------------------------   ------------------------
                                                        1993
                            1993          1992       (Restated)       1992
                          ----------    ----------   ----------    ----------
Net Operating Revenues    $ 3,629       $ 3,508      $ 10,584      $  9,830
Cost of goods sold          1,343         1,386         3,900         3,791
                          ----------    ----------   ----------    ----------

Gross Profit                2,286         2,122         6,684         6,039
Selling, administrative
 and general expenses       1,457         1,356         4,219         3,867
                          ----------    ----------   ----------    ----------

Operating Income              829           766         2,465         2,172
Interest income                38            47           105           120
Interest expense               38            42           124           128
Equity income                  24            34            92            57
Other income
 (deductions) - net            17           (18)          (32)          (47)
                          ----------    ----------   ----------    ----------

Income before Income
 Taxes and Changes in
 Accounting Principles        870           787         2,506         2,174

Income taxes                  280           247           784           683
                          ----------    ----------   ----------    ----------

Income before Changes
 in Accounting
 Principles                   590           540         1,722         1,491
Transition effects of
 changes in accounting
 principles
  Postemployment benefits      --            --           (12)           --
  Postretirement benefits
   other than pensions
    Consolidated
     operations                --            --            --          (146)
    Equity investments         --            --            --           (73)
                          ----------    ----------   ----------    ----------

Net Income                $   590       $   540      $  1,710      $  1,272
                          ==========    ==========   ==========    ==========

Income per Share
Before changes in
 accounting principles    $   .45       $   .41      $   1.32      $   1.13
Transition effects of
 changes in accounting
 principles
  Postemployment benefits      --            --          (.01)           --
  Postretirement benefits
   other than pensions
    Consolidated
     operations                --            --            --          (.11)
    Equity investments         --            --            --          (.06)
                          ----------    ----------   ----------    ----------

Net Income per Share      $   .45       $   .41      $   1.31      $    .96
                          ==========    ==========   ==========    ==========

Dividends per Share       $   .17       $   .14      $    .51      $    .42
                          ==========    ==========   ==========    ==========

Average Shares
 Outstanding                1,300         1,314         1,303         1,319
                          ==========    ==========   ==========    ==========

See Note to Condensed Consolidated Financial Statements.

                                         16

                    THE COCA-COLA COMPANY AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)
                                 (In millions)

                                                 Nine Months Ended
                                                    September 30,
                                               -----------------------
                                                  1993
                                               (Restated)     1992
                                               ----------- -----------
Operating Activities
 Net income                                    $   1,710   $   1,272
 Transition effects of changes in accounting
  principles                                          12         219
 Depreciation and amortization                       263         249
 Deferred income taxes                                19          (9)
 Equity income, net of dividends                     (44)        (35)
 Foreign currency adjustments                         (7)         (9)
 Other noncash items                                  33          22
 Net change in operating assets and
  liabilities                                       (108)       (257)
                                               ----------- -----------
  Net cash provided by operating activities        1,878       1,452
                                               ----------- -----------

Investing Activities
 Additions to finance subsidiary receivables        (157)        (33)
 Collections of finance subsidiary receivables        36         249
 Acquisitions and investments                       (568)       (247)
 Proceeds from disposals of investments
  and other assets                                   645          67
 Increase in current marketable securities           (43)        (21)
 Purchases of property, plant and equipment         (582)       (743)
 Proceeds from disposals of property, plant
  and equipment                                      129          87
 All other investing activities                      (40)          1
                                               ----------- -----------
  Net cash used in investing activities             (580)       (640)
                                               ----------- -----------
  Net cash provided by operations after
   reinvestment                                    1,298         812
                                               ----------- -----------

Financing Activities
 Issuances of debt                                   424         385
 Payments of debt                                   (561)       (227)
 Issuances of stock                                  138          59
 Purchases of stock for treasury                    (562)       (859)
 Dividends                                          (643)       (369)
                                               ----------- -----------
  Net cash used in financing activities           (1,204)     (1,011)
                                               ----------- -----------

Effect of Exchange Rate Changes on Cash
 and Cash Equivalents                                (10)        (18)
                                               ----------- -----------

Cash and Cash Equivalents
 Net increase (decrease) during the period            84        (217)
 Balance at beginning of period                      956       1,058
                                               ----------- -----------

  Balance at end of period                     $   1,040   $     841
                                               =========== ===========

Interest Paid                                  $     150   $     137
                                               =========== ===========

Income Taxes Paid                              $     489   $     790
                                               =========== ===========

See Note to Condensed Consolidated Financial Statements.

                                         17

                    THE COCA-COLA COMPANY AND SUBSIDIARIES

              NOTE TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)


Note - Basis of Presentation

  The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Rule 10-01 of Regulation S-X. They do not include all information and notes required by generally accepted accounting principles for complete financial statements. However, except as disclosed herein, there has been no material change in the information disclosed in the notes to consolidated financial statements included in the Annual Report on Form 10-K of The Coca-Cola Company (the Company) for the year ended December 31, 1992. In the opinion of Management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the quarterly and year-to-date periods ended March 31, 1993, June 30, 1993, and September 30, 1993 are not necessarily indicative of the results that may be expected for the year ending December 31, 1993.

  The Company filed a Form 8-K on February 17, 1993 restating the 1992 quarterly reports for the adoption of Statement of Financial Accounting Standards No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions" (SFAS 106) and Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS 109). The impact of the restatement on the first quarter of 1992 includes the after-tax transition charge of $219 million related to SFAS 106.

  The Company retroactively adopted SFAS 109 by restating financial statements beginning in 1989. The effect of SFAS 109 for the first three quarters of 1992 for consolidated operations was not material. However, the income statements for the first, second and third quarters of 1992 have been restated for the impact of SFAS 109 on the Company's equity investees. Equity income has been increased by $12 million in the first quarter of 1992, reduced by $15 million in the second quarter of 1992 and increased by $6 million in the third quarter of 1992 for the impact of SFAS 109 on the Company's equity investees. Equity income was reduced $3 million in each of the first, second and third quarters of 1992 for the Company's proportionate share of additional postretirement benefits expense recognized by the Company's equity investees after transition to SFAS 106.

  The Company has retroactively adopted Statement of Financial Accounting Standards No. 112, "Employers' Accounting for Postemployment Benefits" (SFAS
112) as of January 1, 1993. Results for the first quarter of 1993 have been restated to include the recognition of a one-time, noncash, after-tax charge of $12 million related to consolidated operations. This amount is net of income tax benefits of $8 million. The transition effect charge consists primarily of health benefits for surviving spouses and disabled employees. The incremental impact of SFAS 112 on 1993 consolidated operations is immaterial and will be included in the results of operations for the fourth quarter of 1993. The adoption impact of SFAS 112 on the Company's bottling investees accounted for by the equity method is immaterial and, therefore, has not been included in the transition effect charge. Net income per share for the first quarter of 1993 has been reduced by $0.01 for the adoption of SFAS 112.




                                         19